UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 1, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events

     On April 1, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International, Inc. Names Mike Czinege as CIO." The release contained the following information.



NEWS RELEASE
CONTACT: Laurie Ellison (913) 967-2718
For Immediate Release

            Applebee's International, Inc. Names Mike Czinege as CIO

Overland Park, Kan., April 1, 2004 - Steve Lumpkin, chief financial officer, has announced that Mike Czinege has been named to the newly created position of senior vice president and chief information officer for Applebee's
International, Inc. (Nasdaq: APPB), the largest casual dining concept in the world.

Most recently, Czinege served as executive vice president of North American operations for Celerant Consulting. Prior to that, Czinege was vice president of Cap Gemini Ernst & Young (CGEY), one of the world's leading providers of consulting, technology and outsourcing services. At CGEY, Czinege served as CEO of the Telecommunications, Media and Network Outsourcing business. Czinege also has held positions as a partner with Ernst & Young where he serviced a number of large, multi-national clients, and at IBM where he was responsible for business planning of decision support software.

Czinege has nearly three decades of industry and consulting experience in the areas of manufacturing and supply chain management operations, business planning, sales and marketing, and information systems. Czinege worked and consulted in a variety of industries, including telecommunications, consumer products and durable goods, chemicals, general manufacturing and healthcare.

"Mike is a respected strategic leader, as well known for his principles and integrity as he is for his broad experience and superior results," said Lumpkin. "With his hiring, Applebee's International continues its success in attracting and retaining the best and brightest professionals from across disciplines. As a result, our leadership bench continues to grow both wider and deeper."

"Applebee's is an exciting and high-growth company that is a recognized leader in the industry," said Czinege. "I am thrilled to be part of the team that has created such a dynamic and innovative company."


                                      ###

ABOUT APPLEBEE'S: Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are more than 1,600 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     April 2, 2004                   By:  /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



                                       3